UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2021
Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)
Maryland                001-34995                27-1712193
(State or other jurisdiction             (Commission File Number)    (IRS Employer Identification No.)
of incorporation)
3284 Northside Parkway NW, Suite 150, Atlanta, GA 30327
(Address of Principal Executive Offices) (Zip code)

Registrant's telephone number, including area code: (770) 818-4100

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Trading Symbol
Common Stock, par value $.01 per share         APTS                 NYSE

Securities registered pursuant to Section 12(g) of the Act:
Title of each class
Series A Redeemable Preferred Stock, par value $0.01 per share
Warrant to Purchase Common Stock, par value $0.01 per share
Series M Redeemable Preferred Stock, par value $0.01 per share
Series A1 Redeemable Preferred Stock, par value $0.01 per share
Series M1 Redeemable Preferred Stock, par value $0.01 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board Compensation:

On June 3, 2021 the Board of Directors (the "Board") of Preferred Apartment Communities, Inc. (the "Company") approved certain compensation arrangements for non-employee directors, which include grants of shares of restricted common stock of the Company. On June 3, 2021, the Board approved grants of 7,797 shares of restricted common stock for each non-employee director consistent with the terms of the Company’s 2019 Stock Incentive Plan, as amended (the "Plan"), to each of the following non-employee directors of the Company: Steve Bartkowski, John M. Cannon, Gary B. Coursey, Sara J. Finley, Howard A. McLure and Timothy A. Peterson. Each share of restricted common stock will vest on the earlier to occur of (a) June 3, 2022 and (b) the next annual meeting of the Company's stockholders. The Board also approved the payment of annual cash compensation of $40,000, payable quarterly, for each non-employee director for committee service. The Board also approved cash compensation for committee chairs as follows: $20,000 for the Chair of the Audit Committee of the Company, Timothy A. Peterson; $15,000 for the Chair of the Compensation Committee of the Company, Sara J. Finley; $12,500 for the Chair of the Nominating and Corporate Governance Committee of the Company, Steve Bartkowski; and $20,000 for the Company's lead independent director, Howard A. McLure. The foregoing summary of the restricted common stock grants is qualified in its entirety by reference to the form of the Restricted Stock Agreement, filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 3, 2021 the Company held its Annual Meeting in Atlanta, Georgia for the purpose of: (i) electing seven directors to serve on the Board until the 2022 Annual Meeting of Stockholders; (ii) approve First Amendment to the 2019 Stock Incentive Plan; (iii) taking an advisory vote on the compensation of our named executive officers; and (iv) ratifying the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.  As of the record date, April 5, 2021, there were 50,904,036 shares of Common Stock entitled to vote at the Annual Meeting. Represented at the meeting in person or by proxy were 40,624,675 shares of Common Stock representing approximately 79.8% of the total shares of Common Stock entitled to vote at the meeting.

(1)    The following seven persons were elected directors of the Company:

Nominee	For	Against	Abstain	Broker Non-Votes
Steve Bartkowski	17,871,948	8,223,286	78,175	14,451,266
John M. Cannon	25,901,475	201,761	70,173	14,451,266
Gary B. Coursey	23,606,116	2,489,779	77,514	14,451,266
Sara J. Finley	23,576,550	2.508,681	88,178	14,451,266
Howard A. McLure	25,779,146	315,316	78,947	14,451,266
Joel T. Murphy	25,830,943	270,883	71,583	14,451,266
Timothy A. Peterson	23,654,494	2,446,012	72,903	14,451,266

(2)    The First Amendment to the 2019 Stock Incentive Plan was approved:

For	24,445,008
Against	1,490,176
Abstain	238,225
Broker Non-Votes	14,451,266

(3)    Advisory vote on the Company's named executive officer compensation:

For	24,928,977
Against	987,259
Abstain	257,173
Broker Non-Votes	14,451,266

(4)    The stockholders ratified PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2021:

For	39,774,279
Against	703,138
Abstain	147,258
Further information regarding these proposals is set forth in the Company’s Proxy Statement, as modified or supplemented.

Item 7.01 Regulation FD Disclosure.

Preferred Apartment Communities, Inc. (the "Company") issued a press release on June 3, 2021, regarding the Company’s announcement that Joel T. Murphy, the Company’s President and Chief Executive Officer, has been elected Chairman of the Company’s Board of Directors and that Howard A. McLure has been appointed lead independent director. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information contained in this Item 7.01, including the information contained in the press release attached as Exhibit 99.1 is being "furnished" and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. Reference to the Company’s website in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K does not incorporate by reference the information on such website into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

10.1    Form of Restricted Stock Agreement (Director) (incorporated by reference to Exhibit 10.1 of the Company’s Form 8-K filed with Securities and Exchange Commission on June 19, 2020).
99.1    Press Release Announcing Chairman of the Board and Lead Independent Director

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: June 3, 2021	By:	/s/ Jeffrey R. Sprain
Jeffrey R. Sprain
Executive Vice President, General Counsel and Corporate Secretary